UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

            Preliminary Information Statement
            Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
     X    Definitive Information Statement

CMSF CORP.
(Name of Registrant as Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CMSF CORP.
980 Enchanted Way, Suite 201 A/B
Simi Valley, California 93065
(805) 290-4977

To the Shareholders of CMSF Corp.:

The enclosed Information Statement is provided on or about May 25, 2010 to the shareholders of record as of 5:00 P.M., Pacific time, on March 25, 2010 (the “Record Date”) of CMSF Corp., a California corporation (the “Company”), to advise them that, on the Record Date, the holders of a majority of the shares of the Company’s common stock, no par value per share (“Common Stock”), approved by written consent the Company’s reincorporation in the State of Delaware (the “Reincorporation”).

On March 25, 2010, the Company’s Board of Directors (the “Board”) unanimously approved, subject to the approval of the shareholders of the Company, the Reincorporation.  The Company obtained shareholder approval on the Record Date by written consent of the record holders of 170,884,039 shares of Common Stock, representing a majority of the issued and outstanding shares of Common Stock.

On the Record Date, the Company had outstanding and entitled to vote 176,061,208 shares of Common Stock.  Each share of Common Stock is entitled to one vote.  There are no dissenter’s rights of appraisal applicable to this action.  Under applicable federal securities laws, although the Company’s shareholders approved the Reincorporation by written consent, the Reincorporation cannot be effected until at least 20 calendar days after this Information Statement is sent or given to the shareholders of the Company.  We will pay all costs associated with the preparation and distribution of this Information Statement, including all mailing and printing expenses.

WE ARE NOT ASKING YOU FOR A PROXY.  YOU ARE REQUESTED NOT TO SEND US A PROXY.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS INFORMATION STATEMENT IN CONNECTION WITH THE REINCORPORATION AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ANY OTHER PERSON.

The enclosed Information Statement is provided to the shareholders of the Company only for informational purposes in connection with the Reincorporation pursuant to and in accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended.

The date of this Information Statement is May 25, 2010.  Thank you for your time and consideration.

Sincerely,

                                                                                                              /s/ Stephen Crosson
Stephen Crosson
Chief Executive Officer

CMSF CORP.
980 Enchanted Way, Suite 201 A/B
Simi Valley, California 93065
(805) 290-4977

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF
SHAREHOLDERS OF CMSF CORP.

NOTICE IS HEREBY GIVEN, that on March 25, 2010, the record holders of a majority of the shares of the common stock, no par value per share, of CMSF Corp., a California corporation (the “Company”), acted by written consent, without a shareholders’ meeting, to effect the Company’s reincorporation in the State of Delaware (the “Reincorporation”).  Under applicable federal securities laws, although the Company’s shareholders approved the Reincorporation by written consent, the Reincorporation cannot be effected until at least 20 calendar days after this Information Statement is sent or given to the shareholders of the Company.

These items are described in detail in the enclosed Information Statement, which is incorporated by reference and made part of this notice.

By Order of the Board of Directors,

                                                                                              /s/ Stephen Crosson
Stephen Crosson
Chief Executive Officer

CMSF CORP.
980 Enchanted Way, Suite 201 A/B
Simi Valley, California 93065
(805) 290-4977

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

NO VOTE OR OTHER ACTION OF THE COMPANY’S SHAREHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY.  YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement accompanies the notice of certain actions taken by the written consent of the shareholders of CMSF Corp. (the “Company”).  On March 25, 2010, the record holders of a majority of the shares of the common stock, no par value per share (the “Common Stock”), of the Company acted by written consent, without a shareholders’ meeting, to effect the Company’s reincorporation in the State of Delaware (the “Reincorporation”).  Under applicable federal securities laws, although the Company’s shareholders approved the Reincorporation by written consent, the Reincorporation cannot be effected until at least 20 calendar days after this Information Statement is sent or given to the shareholders of the Company.

The record date (the “Record Date”) for determining shareholders entitled to receive this Information Statement was March 25, 2010, the date the Company’s shareholders approved the Reincorporation by written consent.  On the Record Date, the Company had outstanding and entitled to vote 176,061,208 shares of Common Stock.  Each share of Common Stock is entitled to one vote.  This Information Statement is sent on or about May 25, 2010 to all the Company’s shareholders of record as of the Record Date.

GENERAL QUESTIONS AND ANSWERS ABOUT THE REINCORPORATION

Why is the Company electing to reincorporate from California to Delaware?

The Company’s Board of Directors (the “Board”) believes that since the Company is a “shell company,” the Company’s reincorporation in Delaware may make it a more attractive acquisition target for an operating company with plans to engage in a reverse merger.  .

Will the Company change its name as a result of the Reincorporation?

No.  The Company will retain the name “CMSF Corp.” but will be incorporated under the laws of the State of Delaware.

Will the Reincorporation change the business of the Company?

No. The Reincorporation will not change the current business of the Company. Following the Reincorporation, the Company will continue to be a shell company seeking an operating company with which to engage in a reverse merger.  The principal executive offices will remain located at 980 Enchanted Way, Suite 201 A/B, Simi Valley, California 93065.  Only the Company’s state of incorporation will change.

Will the Company have the same directors and executive officers that the Company currently has following the Reincorporation?

Yes.  The executive officers and members of the Board will not change as a result of the Reincorporation.

Who are the parties to the Reorganization?

CMSF Corp., a California Corporation

Prior to April 1, 2009, the Company had been engaged in the development, marketing and sale of data storage management software.  Pursuant to a Stock Purchase Agreement dated as of January 26, 2009 among the Company, CC Merger Corp. (the “Subsidiary”), a wholly owned subsidiary of the Company, and Stephen Crosson and Neil Murvin (collectively, the “Purchasers”), who are related parties, on March 31, 2009, (a) the Company transferred to the Subsidiary substantially all of its assets, (b) the Purchasers purchased all of the outstanding shares of the Subsidiary, and (c) the Subsidiary assumed all of the Company’s liabilities except any liability relating to indebtedness of the Company owed to investment funds advised by RENN Capital Group, Inc.  As a result of the foregoing, the Company is now a “shell company” with a plan to seek a reverse merger with an operating company.

CMSF Corp., a Delaware Corporation

CMSF Corp., a Delaware corporation (“CMSF Delaware”), is a recently formed and wholly-owned subsidiary of the Company.  CMSF Delaware was formed for the sole purpose of effecting the Reincorporation. Pursuant to the Agreement and Plan of Merger, attached as Appendix A to this Information Statement (the “Merger Agreement”), the Company will merge with and into CMSF Delaware to effect the Reincorporation, with CMSF Delaware as the surviving entity.  CMSF Delaware presently has no operating history and has nominal assets, liabilities and capitalization.

The principal place of business of each of the Company and CMSF Delaware is located at 980 Enchanted Way, Suite 201 A/B, Simi Valley, California 93065. The telephone number for each is (805) 290-4977.

What are the principal terms of the Reincorporation?

Pursuant to the Merger Agreement:

• The Company will merge with and into CMSF Delaware, with CMSF Delaware as the surviving corporation;

• The separate corporate existence of the Company in California will cease upon the effectiveness of the merger;

• The business of the Company will continue unaffected and unimpaired by the Reincorporation;

• Each outstanding share of Common Stock will automatically be converted into one share of CMSF Delaware common stock;

• The existing holders of Common Stock will own all of the outstanding shares of CMSF Delaware common stock and no change in ownership will result from the Recorporation; and

• The directors and executive officers of the Company will be the directors and executive officers of CMSF Delaware.

When is the Reincorporation expected to be completed?

The Company expects that the Reincorporation will close 20 to 30 days following the date this Information Statement is mailed to the Company’s shareholders.

Does the Reincorporation affect my ownership or percent of ownership in the Company?

No. Upon consummation of the Reincorporation, each outstanding share of the Company’s Common Stock will automatically be converted into one share of common stock of the surviving corporation in the merger, CMSF Delaware, the shares of CMSF Delaware common stock held by the Company will be cancelled, and no additional shares will be issued in the merger. Therefore, the number of shares and the percentage of ownership you hold in the Company will not be changed by virtue of the Reincorporation.

Will the common stock of CMSF be publicly traded?

Yes. The Common Stock is currently listed on the Pink Sheets for trading under the symbol “CMSF.”  After the Reincorporation, the Common Stock will no longer be listed on the Pink Sheets, but CMSF Delaware’s common stock will be listed on the Pink Sheets for trading under the Company’s current symbol “CMSF.”

REINCORPORATION UNDER THE LAWS OF DELAWARE

Background and Mechanics of Reincorporation

The Board believes that in the best interests of the Company and its shareholders to change the Company’s state of incorporation from California to Delaware.  The Board and the requisite number of the Company’s shareholders have approved the Reincorporation, which will be effected pursuant to the Merger Agreement, a copy of which is attached hereto as Appendix A. Under the Merger Agreement, you will become a shareholder of CMSF Delaware.  CMSF Delaware will continue to operate the Company’s business.

Pursuant to the Merger Agreement, each outstanding share of Common Stock will automatically be converted into one share of CMSF Delaware’s common stock, $0.001 par value per share. The name of the Delaware corporation, which will be the successor to the Company, will be CMSF Corp.  It is anticipated that the merger will become effective approximately 20 to 30 days following the mailing of this Information Statement by the filing of Certificates of Merger with the Secretaries of State of Delaware and California (the “Effective Date”).

IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING SHARE CERTIFICATES FOR STOCK CERTIFICATES OF CMSF DELAWARE.  HOWEVER, SHAREHOLDERS MAY EXCHANGE THEIR CERTIFICATES IF THEY SO CHOOSE BY SENDING THE CERTIFICATES TO THE COMPANY’S TRANSFER AGENT.  THE COMPANY’S TRANSFER AGENT FOR THE COMMON STOCK IS COMPUTERSHARE TRUST CO. NA, 350 INDIANA STREET, SUITE 750, GOLDEN, COLORADO 80401, ATTN: JENNIFER HARLA, TELEPHONE (303) 262-0600.

Approval of the Reincorporation required the affirmative vote of the majority of the outstanding shares of the Common Stock on the Record Date.  Holders of 170,884,039 shares of Common Stock, which represents a majority of the outstanding shares of Common Stock, approved the Reincorporation on the Record Date.

The discussion below is qualified in its entirety by reference to the Merger Agreement, the certificate of incorporation of CMSF Delaware and the bylaws of CMSF Delaware, copies of which are attached hereto as Appendices A, B and C, respectively.

Principal Reason for the Reincorporation

The Board believes that since the Company is a “shell company”, the Company’s reincorporation in Delaware may make it a more attractive target for an operating company with plans to engage in a reverse merger.

Possible Negative Considerations

Notwithstanding the belief of the Board as to the benefits to the shareholders of the Reincorporation, it should be noted that Delaware law has been criticized by some commentators and institutional shareholders on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states.  The Reincorporation of the Company in Delaware may make it more difficult for minority shareholders to elect directors and influence the Company’s policies.  For a comparison of shareholders’ rights and the power of management under Delaware and California law, see “The Charter and Bylaws of the Company and CMSF Delaware” and “Comparison Between the Corporation Laws of California and Delaware” below.

Anti-Takeover Implications

  Delaware, like many other states, permits a domestic corporation to adopt various measures designed to reduce a corporation’s vulnerability to unsolicited takeover attempts through provisions in the corporate charter or bylaws or otherwise, and provides default legal provisions that apply to certain publicly held corporations that have not affirmatively opted out, which further limits such vulnerability.  It should be noted, however, the Reincorporation was not proposed to prevent a change in control and the Board is not aware of any present attempt to acquire control of the Company, or to obtain representation on the Board.

  Nevertheless, the Reincorporation may have certain anti-takeover effects by virtue of CMSF Delaware being subject to Delaware law instead of California law. For example, in the event that CMSF Delaware’s securities are listed on a national securities exchange or its securities are held of record by at least 2,000 stockholders, CMSF Delaware will be subject to Section 203 of the Delaware General Corporation Law, which restricts certain “business combinations” with “interested stockholders” (generally refers to an owner of 15% or more of the outstanding voting stock of a corporation) for three years following the date that a person becomes an interested stockholder, unless: (a) before such stockholder becomes an “interested stockholder,” the board of directors approves the business combination or the transaction that resulted in the stockholder becoming an interested stockholder; (b) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding stock of the corporation at the time of the transaction (excluding stock owned by certain persons); or (c) at the time or after the stockholder became an interested stockholder, the board of directors and at least 66 2/3% of the disinterested outstanding voting stock of the corporation approved the transaction.

   Delaware law allows companies to opt out of Section 203 of the Delaware General Corporation Law if the company’s original certificate of incorporation contains a provision expressly electing not to be governed by Section 203.  A company may also opt of Section 203 through the shareholders’ adoption of an amendment to the company’s certificate of incorporation or bylaws expressly electing not to be governed by Section 203. The certificate of incorporation of CMSF Delaware, attached hereto as Exhibit A, does not provide for CMSF Delaware to opt out of Section 203 of the Delaware General Corporation Law.  Although CMSF Delaware will not be subject to Section 203 immediately following the Reincorporation, it will become subject to such provisions if its securities are listed on a national securities exchange or its securities are held of record by at least 2,000 stockholders.

                  Our Board believes that unsolicited takeover attempts may be unfair or disadvantageous to CMSF Delaware and its shareholders because a non-negotiated takeover bid may: (a) be timed to take advantage of temporarily depressed stock prices; (b) be designed to foreclose or minimize the possibility of more favorable competing bids; or (c) involve the acquisition of only a controlling interest in our Company’s stock or a two-tiered bid, without affording all shareholders the opportunity to receive the same economic benefits.

By contrast, in a transaction in which an acquirer must negotiate with the Board of Directors of CMSF Delaware, our Board would evaluate CMSF Delaware’s assets and business prospects to force the bidder to offer consideration equal to the true value of our Company, or to withdraw the bid.

No Change in the Directors, Business, Management or Location of Principal Facilities of the Company

The Reincorporation will change the legal domicile of our Company but will not result in any change in the business, management, fiscal year, assets or liabilities, or location of the principal facilities of the Company.  The directors of the Company immediately prior to the Reincorporation will continue as the directors of CMSF Delaware, and the officers who are officers of the Company immediately prior to the Reincorporation will become the officers of CMSF Delaware on the Effective Date of the merger.  The registration statements of the Company on file with the Securities and Exchange Commission (the “SEC”) immediately prior to the Reincorporation will be assumed by CMSF Delaware.

The Charter and Bylaws of the Company and CMSF Delaware

The certificate of incorporation and bylaws of CMSF Delaware will be the certificate of incorporation and bylaws of the surviving corporation after the merger.  With certain exceptions as set forth below, the provisions of CMSF Delaware’s certificate of incorporation and bylaws are similar to the Company’s restated articles of incorporation and bylaws  The certificate of incorporation and bylaws of CMSF Delaware are attached hereto as Appendices B and C, respectively.  The following summary of the applicable provisions of the certificate of incorporation and the bylaws of CMSF Delaware does not purport to be complete, and is subject to, and qualified in its entirety by, reference to such documents.

Authorized Stock

The restated articles of incorporation of the Company authorize 500,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, no par value. The certificate of incorporation of CMSF Delaware authorizes 100,001,000,000 shares of common stock, par value $0.000001 per share, and 1,000,000 shares of preferred stock, par value $0.000001 per share.  The restated articles of incorporation of the Company and the certificate of incorporation of CMSF Delaware both authorize the board of directors to issue preferred stock with such rights, designations, preferences, powers or other attributes as the board may deem in the corporation’s best interest.

The Company has adopted the general strategy of seeking an operating company with plans to engage in a reverse merger.  Such a reverse merger would generally require the Company to issue a significant amount of shares of its capital stock to the buyer.  However, the Company currently has no specific plans, proposal or arrangements to issue any of the newly authorized shares of common stock or preferred stock of CMSF Delaware.  To the extent the additional authorized shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending upon the price at which they are issued as compared to the price paid by existing stockholders for their shares, could be dilutive to our existing stockholders.

The increase in our authorized shares of common stock in connection with the Reincorporation could also have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of CMSF Delaware difficult.  For example, additional shares could be issued by CMSF Delaware so as to dilute the stock ownership or voting rights of a person seeking to obtain control of CMSF Delaware without the approval of CMSF Delaware’s Board of Directors.  Similarly, the issuance of additional shares to certain persons allied with CMSF Delaware’s management could have the effect of making it more difficult to remove CMSF Delaware’s management by diluting the stock ownership or voting rights of persons seeking to cause such removal.  Furthermore, it is possible that CMSF Delaware’s management might use the additional authorized shares of capital stock to resist or frustrate a third-party transaction, favored by a majority of the independent stockholders, which would provide an above-market premium.

Monetary Liability of Directors

The restated articles of incorporation of the Company and the certificate of incorporation of CMSF Delaware both provide for the elimination or limitation of personal monetary liability of directors to the fullest extent permissible under the laws of each corporation’s respective state of incorporation.  Delaware law permits liability to be limited to a greater extent than does California law.  See “Comparison Between the Corporation Laws of California and Delaware—Limitation of Liability” below.

Indemnification

California.  The indemnification provisions of the Company’s restated articles of incorporation and bylaws provide that the Company has the power to indemnify any person who is or was a party or is threatened to be made a party to a proceeding by reason of the fact that such person is or was an agent of the Company, and that the Company is authorized to provide indemnification in excess of that expressly permitted by California law, subject to certain limitations with respect to actions for breach of duty to the Company and its shareholders.  The Company must indemnify its officers and directors in such circumstances. The bylaws of the Company do not prohibit the Company from advancing expenses incurred in defending any proceeding before the final disposition of such proceeding, upon receipt of an undertaking by or on behalf of the officer or director to repay such amount if it is ultimately determined that the agent is not entitled to indemnification, and the Company may make some advances upon the same undertaking to other agents.

Delaware.  CMSF Delaware’s bylaws provide that CMSF Delaware shall indemnify directors and officers in connection with any action, suit, or proceeding to the fullest extent permitted by Delaware law for acts as directors or officers of CMSF Delaware, or persons serving as a director, officer or trustee of another enterprise at the request of CMSF Delaware.  They also provide that CMSF Delaware shall advance the expenses of directors and officers of CMSF Delaware or persons serving as directors, officers or trustees of another entity at the request of the board of directors before the final disposition of any action, suit, or proceeding, provided that the indemnitee undertakes to repay the amount advanced if a court ultimately determines that the director or officer (or the director, officer or trustee of such other entity) is not entitled to indemnification.  See “Comparison Between the Corporation Laws of California and Delaware – Indemnification of Officers and Directors” below.

Comparison Between the Corporation Laws of California and Delaware

The principal differences between the General Corporation Law of California and the Delaware General Corporation Law are discussed below.

Limitation of Liability

California.  California law does not permit the elimination of monetary liability for breaches of a director’s duties to the corporation or its shareholders where such liability is based on: (a) acts or omissions that involve intentional misconduct or a knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) any transaction from which a director derived an improper personal benefit; (d) acts or omissions that show reckless disregard for the director’s duty to the corporation or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director’s duties, of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director’s duty to the corporation or its shareholders; (f) contracts or transactions between the corporation and another corporation for which the director is a director or in which the director has a financial interest; or (g) liability for improper distributions, loans or guarantees.

Delaware.  In contrast, Delaware law permits limitation of liability where California law would forbid it. Under Delaware law, a corporation may not eliminate or limit a director’s monetary liability for: (a) breaches of the director’s duty of loyalty to the corporation or its shareholders; (b) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law; (c) the unlawful payment of dividends or unlawful stock repurchases or redemptions; or (d) transactions from which the director received an improper personal benefit.

Indemnification of Officers and Directors

Expenses – California.  California law generally permits indemnification of expenses incurred in derivative or third-party actions.  However, with respect to derivative actions: (a) no indemnification may be made when a person is adjudged liable to the corporation in the performance of that person’s duty to the corporation and its shareholders, unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine; and (b) no indemnification may be made without court approval in respect of amounts paid in settling or otherwise disposing of a pending action, or expenses incurred in defending a pending action that is settled or otherwise disposed of without court approval.  Indemnification is permitted by California law only for acts taken in good faith, and which the director or officer believed to be in the best interests of the corporation and its shareholders, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party), or the court handling the action.  California law requires indemnification of expenses when the director or officer has successfully defended an action on the merits.

Expenses – Delaware.  Delaware law generally permits indemnification of expenses incurred in the defense or settlement of derivative or third-party actions, provided that a determination is made that the person seeking indemnification acted in good faith and in a manner the director or officer reasonably believed to be in or not opposed to the best interests of the corporation. In contrast, as noted above, California law requires belief that the act is in the corporation’s interests, not merely neutral to its interests.  Delaware law further permits indemnification for judgments, fines and amounts paid in settlement (other than in a derivative action) if the person is not successful in the defense of such action, provided there is a determination that the person acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation.  The determinations referred to above (unless ordered by a court) must be made by: (a) a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum; (b) a committee of such directors designated by majority vote of such directors, even though less than a quorum; (c) if there are no such directors, or if such directors so direct, independent legal counsel in a written opinion; or (d) the shareholders.  Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duties to the corporation.  Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue, or matter therein, whether on the merits or otherwise.  In contrast, California law requires indemnification only when the individual has successfully defended the action on the merits.  Delaware law contains no prohibition similar to California law’s ban on indemnification when directors or officers acted, or failed to act, with “reckless disregard.”

Expenses – Advance.  Both California and Delaware permit a corporation to pay in advance expenses incurred by an officer, director, employee or agent in defending an action, provided such person undertakes to repay the advanced amounts if he or she is ultimately determined not to be entitled to indemnification.  The certificate of incorporation and the bylaws of CMSF Delaware provide that CMSF Delaware shall indemnify directors and officers to the fullest extent permitted under Delaware law, and that CSMF Delaware shall pay all expenses incurred in defending an action in advance of the final disposition upon receipt of an undertaking to repay such amounts if it is determined by a court that such person was not entitled to indemnification.

Non-Exclusivity.  Delaware law provides that the statutory indemnification shall not be exclusive of any other rights under the certificate of incorporation, any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise.  California law similarly permits indemnification in excess of the statutory minimum.  The bylaws of both the Company and CMSF Delaware provide that the rights to indemnification conferred thereby are not exclusive of any other rights that the indemnitee may have or acquire under any statute, bylaw, agreement, vote of shareholders or otherwise.

Insurance.  Both California and Delaware law permit corporations to purchase and maintain insurance on behalf of any director, officer, employee, or agent of the corporation (or person who is serving in such capacity with another enterprise at the request of the corporation), whether or not the corporation has the authority to indemnify such person against the liability covered by the insurance policy.

Cumulative Voting

California.  California law permits any shareholder to cumulate his or her votes in the election of directors upon proper notice of the intention to do so.  California law provides that if any shareholder has given notice of his or her intention to cumulate votes for the election of directors, all other shareholders of the corporation are also entitled to cumulate their votes at such election.

Delaware.  Under Delaware law, cumulative voting is not mandatory, and cumulative voting rights must be specifically provided for in a corporation’s certificate of incorporation if shareholders are to be entitled to cumulative voting rights.  The certificate of incorporation of CMSF Delaware does not provide for cumulative voting.  In the absence of cumulative voting, and in the absence of any other specification in the certificate of incorporation or bylaws, directors are elected by a plurality of the votes cast at the shareholders meeting and entitled to vote on the election of directors.  The Board believes that it is the general practice of companies incorporated in Delaware not to provide for cumulative voting because cumulative voting has the effect of giving disproportionate power to minority shareholders over and at the expense of the interests of the majority of shareholders.  Therefore, the absence of cumulative voting may make CMSF Delaware a more attractive acquisition target for an operating company.

Shareholder Voting

Amendment of Charter.  Under California and Delaware law, the provisions of a corporation’s charter document may be amended by the affirmative vote of the holders of a simple majority of the outstanding shares entitled to vote on such an amendment.  California law permits the board of directors to amend the corporation’s articles of incorporation after shares have been issued without a vote of shareholders in certain circumstances, including to adopt an amendment effecting a stock split where a corporation has only one class of shares. Delaware law contains no comparable provision.

Merger of Subsidiary – Delaware.  Delaware law does not require the vote of the stockholders of a Delaware parent corporation whose subsidiary is involved in a merger with another corporation unless the parent corporation itself is a “constituent corporation” in the merger.

Merger of Subsidiary – California.  Under California law, the vote of the shareholders of a California parent corporation is required in certain circumstances when the California corporation’s subsidiary merges with another corporation.  Those circumstances include the situation in which shares of the California parent corporation are issued to the shareholders of the acquired company and the shareholders of the California parent corporation immediately prior to the merger own less than five-sixths of the California parent corporation’s shares immediately following the merger.  If the Company remained incorporated under the laws of the State of California, this provision of California law could potentially have a significant negative impact on an operating company’s determination regarding whether to engage in a reverse merger with the Company.

Merger.  Both California and Delaware law generally require that the holders of a majority of the shares of the constituent corporations in a statutory merger approve the merger. However, Delaware law does not require a vote of stockholders of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the merger agreement does not amend the corporation’s existing certificate of incorporation; (ii) each share of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (iii) either no shares of common stock of the surviving corporation and no shares, securities, or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities, or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such corporation outstanding immediately prior to the effective date of the merger.

Merger – California.  California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity.

Merger – California.  California law further provides that, in the case of a cash and certain other mergers of a California corporation with another corporation, where the latter corporation or certain of its affiliates own shares having more than 50% but less than 90% of the voting power of that first corporation, the merger must be approved by all of the first corporation’s shareholders.  This provision of California law may have the effect of making a “cash-out” merger by a majority shareholder more difficult to accomplish.

Size of the Board of Directors

California.  Under California law, changes in the number of directors or, if a range in the number of directors is set forth in the articles of incorporation or bylaws, that range, must in general be approved by a majority of the outstanding shares.  The board of directors, however, may fix the exact number of directors within a stated range if authorized in the articles of incorporation or bylaws.

Delaware.  Delaware law allows the number of directors to be fixed by, or in the manner provided in, the corporation’s bylaws, unless the number is fixed in the certificate of incorporation (in which case an amendment to the certificate of incorporation would be required to change the number of directors).

CMSF Delaware.  The certificate of incorporation and bylaws of CMSF Delaware provide that the number of directors are to be determined from time to time by the board of directors, by a resolution adopted by a majority of the directors then in office.  The ability of the board of directors under Delaware law and under CMSF Delaware’s certificate of incorporation and bylaws to alter the size of the board of directors without shareholder approval would enable CMSF Delaware to respond quickly to a potential opportunity to attract the services of a qualified director or to eliminate a vacancy for which a suitable candidate is not available.

Power to Call Special Shareholders’ Meetings

General – California and Delaware.  Under California law, a special meeting of shareholders may be called by: (a) the board of directors, (b) the chairman of the board of directors, (c) the president of the company, (d) the holders of shares entitled to cast not less than 10% of the votes at such meeting, or (e) such additional persons as are authorized by the articles of incorporation or the bylaws.  In contrast, Delaware law provides that special meetings of the shareholders may be called by the board of directors or such other person or persons as may be authorized in the corporation’s certificate of incorporation or bylaws.

CMSF Delaware.  The bylaws of CMSF Delaware provide that special meetings of the shareholders may be called at any time only by: (a) holders of shares entitled to cast not less than 10% of the votes at that meeting, (b) the board of directors, (c) the chairman of the board of directors, (d) the chief executive officer or, in the absence of a chief executive officer, the president.  Thus, shareholders’ ability to call special meetings will not be affected by the Reincorporation.

Removal of Directors

California.  Under California law, any or all directors may be removed, with or without cause, by the affirmative vote of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal, or not consenting in writing to removal, would be sufficient to elect the director under cumulative voting.  Further, if the articles of a corporation entitle shareholders of a class or series, voting as a class or series, to elect one or more directors, any director so elected may be removed only by the applicable vote of the shareholders of that class or series.

Delaware.  Under Delaware law, any director of a corporation that does not have a classified board may be removed from office by the vote of shareholders representing at least a majority of the voting power of the corporation or the class or series of stock entitled to elect such director, unless the certificate of incorporation provides for cumulative voting.  If a Delaware corporation has a classified board of directors, then directors may be removed only for cause, unless the certificate of incorporation provides otherwise.  Further, if the certificate of incorporation provides for cumulative voting, a director may not be removed without cause if the votes cast against such director’s removal would be sufficient to elect such director if cumulatively voted at an election of the entire board of directors or, if there are classes of directors, at an election of the class of directors of which such director is part.

CMSF Delaware.  The certificate of incorporation of CMSF Delaware currently does not provide for cumulative voting or a classified board of directors.  Therefore, directors may be removed, with or without cause, by shareholders holding a majority of the shares entitled to vote at an election of directors.

Filling Vacancies on the Board of Directors

California.  Under California law, unless a corporation’s articles of incorporation or bylaws provide otherwise, any vacancy on the board of directors not created by removal of a director may be filled by the board of directors.  If the number of directors remaining is less than a quorum, such vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice, or by a sole remaining director.  Unless the articles of incorporation or bylaws otherwise provide, a vacancy created by removal of a director may be filled only by approval of the shareholders.  The Company’s current bylaws permit a majority of the remaining directors to fill any vacancies not created by removal of a director through shareholder action or court order and allow shareholders to fill any vacancy on the board of directors not filled by the directors.

Delaware.  Under Delaware law, unless a corporation’s certificate of incorporation provides otherwise, any vacancy on the board of directors, including one created by removal of a director or an increase in the number of authorized directors, may be filled by the majority of the remaining directors, even if such number constitutes less than a quorum.  The bylaws of CMSF Delaware provide, in accordance with Delaware law, that any vacancy in the board of directors may be filled by the majority of the remaining directors, though less than a quorum.  Delaware law would thus enable the board of directors of CMSF Delaware to respond quickly to opportunities to attract the services of qualified directors.

Dividends and Repurchases of Shares

California.  Under California law, a corporation may not make any distributions (including dividends, whether in cash or other property, and repurchases of its shares) unless, immediately prior to the proposed distribution, the corporation’s retained earnings equal or exceed the amount of the proposed distribution or, immediately after giving effect to such distribution, the corporation’s assets (exclusive of goodwill, capitalized research and development expenses, and deferred charges) would be at least equal to 125% of its liabilities (not including deferred taxes, deferred income, and other deferred credits) and the corporation’s current assets would be at least equal to its current liabilities (or 125% of its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years).  California also prohibits any distribution if the corporation or subsidiary making the distribution is or would be likely to be unable to meet its liabilities.

Delaware.  Delaware law permits a corporation to declare and pay dividends out of surplus (the excess of a corporation’s net assets over the aggregate amount of capital represented by the issued and outstanding equity securities of the corporation) or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding shares of all classes having a preference upon the distribution of assets.  In addition, Delaware law generally permits a corporation to redeem or repurchase its shares only if (a) the capital of the corporation is not impaired and (b) such redemption or repurchase would not cause an impairment.

Inspection of Shareholder List, Books and Records

California.  California law allows any shareholder to inspect the shareholder list, the accounting books and records, and the minutes of board and shareholder proceedings for a purpose reasonably related to such person’s interest as a shareholder.  In addition, California law provides for an absolute right to inspect and copy the corporation’s shareholder list by persons who hold an aggregate of 5% or more of a corporation’s voting shares or who hold 1% or more of such shares and have filed a Schedule 14A with the SEC.

Delaware.  Like California law, Delaware law permits any shareholder of record to inspect a list of shareholders and the corporation’s other books and records for any proper purpose reasonably related to such person’s interest as a shareholder, upon written demand under oath stating the purpose of such inspection and completion of certain other procedures.  Delaware law, however, contains no provision comparable to the absolute right of inspection provided by California law to certain shareholders, as described above.

Inspection Rights of Foreign Corporations – California.  Lack of access to shareholder records may impair a shareholder’s ability to coordinate opposition to management proposals, including proposals with respect to a change in control of the Company.  California law, however, provides that California provisions concerning the inspection of shareholder lists apply not only to California corporations but also to corporations organized under the laws of other states that have their principal executive offices in California or customarily hold meetings of the board of directors in California, and that the California provisions concerning accounting books and records and the minutes of board and shareholder proceedings apply to any such foreign corporation that has its principal executive offices in California.  Therefore, for so long as CMSF Delaware continues to have its principal executive offices in California and to hold board of directors meetings in California, and to the extent such provisions applicable to foreign corporations are enforceable, CMSF Delaware will need to comply with California law concerning shareholder inspections.

Appraisal or Dissenters’ Rights

General.  Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal or dissenters’ rights pursuant to which such shareholder may receive cash in the amount of the fair market value (in California) or the fair value (in Delaware) of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

California.  Under California law, appraisal rights are generally not available to shareholders of a corporation whose shares are listed on a national securities exchange, unless holders of at least 5% of the class of outstanding shares claim the right, or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable to shareholders of a California corporation if the shareholders, the corporation, or both, as constituted immediately prior to the transaction, will own immediately after the transaction equity securities consisting of more than 83.33% of the voting power of the surviving or acquiring corporation or its parent entity.  (Accordingly, appraisal rights are not available with respect to the Reincorporation.)  Subject to the foregoing exception for more than 83.33% continuing ownership, California generally affords appraisal rights in sales of substantially all of a corporation’s assets in a non-cash transaction. Under California law, fair market value is measured as of the day before the first announcement of the terms of a merger, excluding any appreciation or depreciation in stock value resulting from the proposed transaction.

Delaware.  Under Delaware law, appraisal rights are generally not available to shareholders: (a) with respect to a merger or consolidation by a corporation with shares either listed on a national securities exchange (such as the New York Stock Exchange) or held of record by more than 2,000 holders, if such shareholders receive only shares of the surviving corporation or shares that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares; or (b) of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger under Delaware law.  Delaware law also does not provide appraisal rights in connection with the sale of assets.  Delaware law provides that fair value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation.

Dissolution

California.  Under California law, shareholders holding 50% or more of the total voting power may authorize a corporation’s dissolution, with or without the approval of the corporation’s board of directors, and this right may not be modified or eliminated by the articles of incorporation.  Shareholders who have not voted in favor of dissolution may prevent the dissolution by purchasing for cash at fair market value the shares of the parties attempting to initiate the dissolution.

Delaware.  Under Delaware law, dissolution must be approved by the board of directors and shareholders holding a majority of the voting power or, if not approved by the board of directors, the dissolution must be unanimously approved by the shareholders entitled to vote.  Thus, dissolution of the Company may be more difficult after the Reincorporation.

Application of the General Corporation Law of California to Delaware Corporations

Under Section 2115 of the General Corporation Law of California, foreign corporations (i.e., corporations not organized under California law) are placed in a special category if they have characteristics of ownership and operation indicating that they have certain significant business contacts with California and more than one half of their voting securities are held of record by persons having addresses in California.  So long as a Delaware or other foreign corporation is in this category, and it does not qualify for one of the statutory exemptions, it is subject to a number of key provisions of the California General Corporation Law applicable to corporations incorporated in California.  Among the more important provisions are those relating to the election and removal of directors, cumulative voting, prohibition of classified boards of directors in privately held corporations unless certain requirements are met, standards of liability and indemnification of directors, distributions, dividends and repurchases of shares, shareholder meetings, approval of certain corporate transactions, dissenters’ and appraisal rights, and inspection of corporate records.  See “Comparison Between the Corporation Laws of California and Delaware” above.

Certain Federal Income Tax Consequences

The following is a discussion of the material federal income tax consequences to holders of Common Stock who receive CMSF Delaware common stock in exchange for their shares of Common Stock as a result of the Reincorporation.  This discussion is based on existing provisions of the Internal Revenue Code of 1986, as amended (the “IRC”), existing Treasury regulations and current administrative rulings and court decisions, all of which are subject to change.  Any such change, which may or may not be retroactive, could alter the tax consequences as described herein.

This summary is for general information purposes only and does not purport to address all the federal income tax considerations that may be relevant to particular shareholders of the Company in light of their particular circumstances or who are subject to special treatment under the federal income tax laws.  Factors that could alter the tax consequences of the Reincorporation to you include: if you are a dealer in securities, a financial institution, mutual fund, regulated investment company, real estate investment trust, insurance company, or tax-exempt entity; if you are subject to the alternative minimum tax; if you hold your Common Stock as part of an integrated investment such as a hedge or as part of a hedging, straddle or other risk reduction strategy; if you are a non-U.S. person; if you do not hold your shares of CMSF Delaware common stock as capital assets within the meaning of Section 1221 of the IRC (generally, property held for investment); or if you acquired your shares of the Common Stock in connection with stock option plans or in other compensatory transactions.  In addition, no state, local, or foreign tax consequences are addressed herein.  IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL, OR FOREIGN TAX LAWS.

The Company has not requested a ruling from the Internal Revenue Service or an opinion of counsel with respect to the federal income tax consequences of the Reincorporation under the IRC.  The Company believes, however, that: (a) the Reincorporation will constitute a tax-free reorganization under Section 368(a) of the IRC; (b) no gain or loss will be recognized by holders of Common Stock upon receipt of common stock of CMSF Delaware pursuant to the Reincorporation; (c) the aggregate tax basis of the common stock of CMSF Delaware received by each shareholder will be the same as the aggregate tax basis of the Common Stock held by such shareholder as a capital asset at the time of the Reincorporation; and (d) the holding period of the common stock of CMSF Delaware received by each shareholder of the Company will include the period for which such shareholder held the Common Stock surrendered in exchange therefor.

Accounting Consequences

We believe that there will be no material accounting consequences for us resulting from the Reincorporation.

Regulatory Approval

To our knowledge, the only required regulatory or governmental approval or filings necessary in connection with the consummation of the Reincorporation would be (i) the filings of the Certificates of Merger with the Secretaries of State of the States of California and Delaware and (ii) the necessary securities filings with the SEC and the Secretaries of State of the States of California and Texas.

No Dissenters’ Rights

The General Corporation Law of California does not grant our shareholders dissenters’ rights or rights of appraisal upon the consummation of the Reincorporation.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number and percentage of outstanding shares of Common Stock and other classes of our equity securities entitled to vote on all matters submitted to a vote by holders of Common Stock, beneficially owned as of March 1, 2010, by (a) each director and named executive officer of the Company, (b) all persons who are known by the Company to be beneficial owners of 5% or more of the Company’s outstanding Common Stock and (c) all officers and directors of the Company as a group.  Unless otherwise noted, each of the persons listed below has sole voting and investment power with respect to the shares indicated as beneficially owned by such person.  Our Common Stock is our only class of voting securities.

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)	Percent (3)
Renaissance US Growth Investment Trust PLC (4)	67,058,383	38.13%
RENN Global Entrepreneurs Fund, Inc. (5)	38,760,143	22.06%
Global Special Opportunities Trust PLC (6)	64,842,743	36.87%
Robert Pearson (7)	----	----
Russell Cleveland (8)	----	----
Lee Pryor	----	----
Stephen Crosson	222,770	----
All current directors and executive officers as a group (4 persons)	222,770	-----

(1)	Except as indicated, the address of each person is c/o the Company at 980 Enchanted Way, Suite 201 A/B, Simi Valley, California 93065.

(2)
Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(3)
Based on 176,061,208 shares of Common Stock outstanding as of March 1, 2010 and assumes the exercise of warrants held by Renaissance US Growth Investment Trust PLC, RENN Global Entrepreneurs Fund, Inc., and Global Special Opportunities Trust PLC to purchase an aggregate of 325,000 shares of Common Stock at exercise prices ranging from $0.86 to $1.14 per share of Common Stock.

(4)
RENN Capital Group, Inc. (“Renn Capital”) is the investment manager of Renaissance US Growth Investment Trust PLC.  The address for this person is 8080 N. Central Expressway, Suite 210, Dallas, TX 75206.

(5)	Renn Capital. is the investment advisor for RENN Global Entrepreneurs Fund, Inc. The address for this person is 8080 N. Central Expressway, Suite 210, Dallas, TX 75206.

(6)	Renn Capital is the investment advisor for Global Special Opportunities Trust PLC. The address for this person is 8080 N. Central Expressway, Suite 210, Dallas, TX 75206.

(7)
Mr. Cleveland is an executive officer of Renn Capital, which is the investment advisor to Renaissance US Growth Investment Trust PLC, RENN Global Entrepreneurs Fund, Inc., and Global Special Opportunities Trust PLC.  The address for Mr. Cleveland is 8080 N. Central Expressway, Suite 210, Dallas, TX 75206.

(8)	Mr. Pearson is a director of the Company. The address for Mr. Pearson is 8080 N. Central Expressway, Suite 210, Dallas, TX 75206.

FINANCIAL AND OTHER INFORMATION

Please see the exhibits attached to this Information Statement for financial and other information regarding the operations of the Company.

INTEREST OF CERTAIN PERSONS
IN OPPOSITION TO MATTERS TO BE ACTED UPON

No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his or her role as an officer or director of the Company.  None of the directors of the Company are opposed to the proposed actions taken by the Company set forth in this Information Statement.

PROPOSAL BY SECURITY HOLDERS

No security holder has requested the Company to include any proposal in this Information Statement.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may after supplement it.  We do not contemplate that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of our Common Stock held of record by such persons, and we will not reimburse them for their expenses incurred in connection therewith.  Additional copies of this Information Statement may be obtained at no charge by writing to us at:  CMSF Corp., 980 Enchanted Way, Suite 201 A/B, Simi Valley, California 93065.

MULTIPLE SHAREHOLDERS SHARING ONE ADDRESS

In accordance with Rule 14a-3(e)(1) promulgated pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), one Information Statement may be delivered to two or more shareholders who share an address, unless we have received contrary instructions from one or more of the shareholders.  We will deliver promptly upon written or oral request a separate copy of this Information Statement to a shareholder at a shared address to which a single copy of this Information Statement was delivered.  Requests for additional copies of this Information Statement, and requests that in the future separate communications be sent to shareholders who share an address, should be directed to our Secretary, 980 Enchanted Way, Suite 201 A/B, Simi Valley, California 93065, or at telephone number (805) 290-4977.

OTHER INFORMATION

We file annual, quarterly and current reports, proxy statements, and registration statements with the SEC.  These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov.  You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549.  You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

A SPECIAL WARNING ABOUT FORWARD-LOOKING STATEMENTS

Certain information contained in this Information Statement are forward looking statements regarding future events as well as the assumptions underlying or relating to such statements, all of which are “forward-looking statements” within the meaning of Section 21E of the Exchange Act. We have based these forward-looking statements on currently available information and our current beliefs, expectations and projections about future events.  All forward-looking statements contained herein are subject to numerous risks and uncertainties.  Our actual results and the timing of certain events could differ materially from those projected in the forward-looking statements due to a number of factors discussed in this Information Statement and in our other filings with the SEC.  Should the statements or underlying assumptions prove incorrect, actual results or outcomes may vary significantly from those suggested by forward-looking information.  Any forward-looking statements contained in this document are based on information available at the time of filing and we make no undertaking to update any of these forward-looking statements.  Certain statements contained in this Information Statement, including statements containing the words “believes,” “intends,” “expects,” and words of similar import, constitute “forward-looking statements.” GIVEN THESE UNCERTAINTIES, YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON SUCH FORWARD-LOOKING STATEMENTS.  The Company and CMSF Delaware disclaim any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward looking statements contained herein to reflect future events or developments.

This Information Statement is provided to the shareholders of the Company only for information purposes in connection with the amendments to the Company’s certificate of incorporation pursuant to and in accordance with Rule 14c-2 of the Exchange Act.  Please read this Information Statement carefully.

Dated: May 25, 2010                                                                                                By Order of the Board of Directors

                                                                                                                                    /s/ Stephen Crosson
      Stephen Crosson
      Chief Executive Officer

Appendix A

AGREEMENT AND PLAN OF MERGER

OF

CMSF CORP., a California corporation

with and into

CMSF CORP., a Delaware corporation

This Agreement and Plan of Merger (this “Agreement”), is entered into as of May 24, 2010  by and between CMSF Corp., a Delaware corporation (“CMSF-Delaware”), and CMSF Corp., a California corporation (“CMSF-California”).

                                                                           RECITALS

WHEREAS, the Board of Directors of CMSF-Delaware has approved the business combination transaction provided for herein in which CMSF-California will merge with and into CMSF-Delaware (the “Merger”), its wholly-owned subsidiary, with CMSF-Delaware as the sole surviving entity of the Merger, on the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, the Board of Directors and shareholders of CMSF-California have approved the Merger.

AGREEMENT OF MERGER

NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, the parties hereby agree as follows:

ARTICLE I - THE MERGER

1.01           Director and Shareholder Approval.

(a)           The Board of Directors and the shareholders of CMSF-California approved the Merger in accordance with the California Corporations Code, as amended (the “CCC”), in each case by written consent dated as of March 25, 2010.

(b)           The Board of Directors of CMSF-Delaware approved the Merger in accordance with the Delaware General Corporation Law, as amended (the “DGCL”), by written consent dated as of March 25, 2010.

1.02           The Merger.  Upon the terms and subject to the conditions set forth in this Agreement, CMSF-California shall be merged with and into CMSF-Delaware at the Effective Time (as defined below) of the Merger.  Following the Merger, the separate existence of CMSF-California shall cease and CMSF-Delaware shall continue as the surviving corporation and shall succeed to and assume all the rights, liabilities and obligations of CMSF-California in accordance with the DGCL and the CCC.  CMSF-Delaware, the surviving corporation, will be responsible for, and obligated to pay, all applicable Delaware or California franchise tax and any related fees of CMSF-California if the same are not timely paid.

1.03           Closing.  The Closing of the Merger (the “Closing”) will take place immediately upon satisfaction by CMSF-California of all requirements under the Securities Exchange Act of 1934, as amended, pertaining to the Merger (the date of the Closing being referred to herein as the “Closing Date”).  At the Closing, (i) the certificate or certificates (the “Stock Certificates”), if any, that, immediately prior to the Effective Time of the Merger, represent the issued and outstanding shares of common stock of CMSF-California, no par value per share (the “CMSF-California Stock”) shall be delivered as required by Article II below, (ii) an appropriate officer, or other authorized person, of each of CMSF-Delaware and CMSF-California shall execute and acknowledge the Certificate of Merger to be filed with the Secretary of State of the States of Delaware and California to effect the Merger (the “Certificate of Merger”), and (iii) the parties shall take such further action as is required to consummate the transactions described in this Agreement and the Certificate of Merger.

1.04           Effective Time of the Merger.

(a)           At the Closing, the parties shall file the Certificate of Merger with the Secretary of State of the State of Delaware executed in accordance with the relevant provisions of the DGCL.  Immediately upon the parties’ receipt of the filed Certificate of Merger from the Secretary of State of the State of Delaware, the parties shall file such copy with the Secretary of State of the State of California.

(b)           The Merger will be effective (i) in Delaware, on the date the Certificate of Merger is accepted for filing by the Secretary of State of the State of Delaware, in accordance with Sections 253 and 103 of the DGCL and (ii) in California, on the date the Certificate of Merger is accepted for filing by the Secretary of State of the State of Delaware (assuming a copy of such filed Certificate of Merger is filed with the Secretary of State of the State of California in accordance with Section 1.04(a) and the CCC), in accordance with Section 1108 of the CCC (the “Effective Time” of the Merger).

1.05           Effects of the Merger.  The Merger shall have the effects set forth in the DGCL and the CCC.

1.06           Certificate of Incorporation and Bylaws.

(a)           The Certificate of Incorporation of CMSF-Delaware as in effect at the Effective Time of the Merger shall be the Certificate of Incorporation of CMSF-Delaware, the surviving corporation, until thereafter changed or amended as provided therein or by applicable law.

(b)           The Bylaws of CMSF-Delaware as in effect at the Effective Time of the Merger shall be the Bylaws of CMSF-Delaware, the surviving corporation, until thereafter changed or amended as provided therein or by applicable law.

1.07           Directors.  The directors of CMSF-Delaware at the Effective Time of the Merger shall be the directors of CMSF-Delaware, the surviving corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

1.08           Officers.  The officers of CMSF-Delaware at the Effective Time of the Merger shall be the officers of CMSF-Delaware, the surviving corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

1.09           Copy of the Agreement.  An executed copy of this Agreement will be kept on file at the offices of CMSF-Delaware, the surviving corporation.  A copy of this Agreement will be furnished by CMSF-Delaware, on written request and without cost, to any holder of capital stock of CMSF-Delaware (or former holder of capital stock of CMSF-California) and to any creditor or obligee of CMSF-California at the time of the Merger if such obligation is then outstanding.

1.10           Abandonment.  At any time before the Effective Time of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either CMSF-California or CMSF-Delaware, or both.

ARTICLE II - EFFECT OF MERGER ON THE STOCK

2.01           Effect on Stock Holdings.

(a)           As of the Effective Time of the Merger, by virtue of the Merger and without any action on the part of CMSF-California or the shareholders of the CMSF-California Stock, each issued and outstanding share of CMSF-California Stock shall be converted into the right to receive one share of common stock, par value $0.000001 per share, of CMSF-Delaware (the “Delaware Common Stock”).

(b)           As of the Effective Time of the Merger, any shares of the Delaware Common Stock held by CMSF-California shall be cancelled and retired and shall cease to exist and no consideration shall be delivered in exchange therefor.

(c)           Surrender of Certificates.  The holder of record of the Stock Certificates which were converted pursuant to Section 2.01(a), shall surrender such Stock Certificates for cancellation to CMSF-California as soon as practicable following the Closing Date.

Remainder of Page Intentionally Left Blank.
Signature Page(s) Follow.

IN WITNESS WHEREOF, the undersigned corporations have executed this Agreement as of the date first written above.

CMSF CORP.,
a Delaware corporation

By:      /s/ Stephen Crosson
Stephen Crosson, Chief Executive Officer

CMSF CORP.,
a California corporation

By:       /s/ Stephen Crosson
Stephen Crosson, Chief Executive Officer

Signature Page to
Agreement and Plan of Merger

                                                                                                                                                               Appendix B

                                                                                      CERTIFICATE OF INCORPORATION

                                                                    OF

                                                                        CMSF CORP.

                                                                                                                                    Adopted in accordance with the provisions
                                                                                                                                                          of Section 101 of the
                                                                                                                                           Delaware General Corporation Law

The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified and referred to as the “General Corporation Law of the State of Delaware”) hereby certifies that:

ARTICLE I

NAME

                                                                                     The name of the corporation is CMSF Corp. (the “Corporation”).

ARTICLE II

ADDRESS

The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.  The name of the registered agent at such registered office is Corporation Trust Company.

ARTICLE III

PURPOSE

The purpose for which the Corporation is organized is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.
ARTICLE IV

CAPITAL STOCK

A.           The aggregate number of shares of capital stock that the Corporation will have authority to issue is 100,001,000,000 (one hundred billion one million), of which 100,000,000,000 (one hundred billion) will be shares of common stock, $0.000001 par value per share, and 1,000,000 (one million) of which will be shares of preferred stock, $0.000001 par value per share (the “Preferred Stock”).

B.           Subject to any vote expressly required by the Certificate of Incorporation, authority is hereby expressly granted to the Board of Directors from time to time to issue Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix the number of shares thereof, such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including, without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law of the State of Delaware.  Without limiting the generality of the foregoing, and subject to the rights of any series of Preferred Stock then outstanding, the resolutions providing for the issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to Preferred Stock of any other series to the extent permitted by law and as set forth herein.

C.           No stockholder of the Corporation shall, by reason of being a stockholder, have any preemptive right to acquire additional, unissued or treasury shares of the Corporation, or securities convertible into or carrying a right to subscribe to or to acquire any shares of any class of the Corporation now or hereafter authorized.

D.           No stockholder shall have the right to cumulate votes at any election for directors of the Corporation.

ARTICLE V

CORPORATE MATTERS

The affairs of the Corporation shall be managed by a Board of Directors.  The number of directors of the Corporation shall be from time to time fixed by, or altered in the manner provided in, the Bylaws of the Corporation.  The number of directors constituting the initial board of directors is four and the names and addresses of the persons who are to serve as directors until the first annual meeting of the stockholders or until their successors are elected and qualified are:
Name	Address
Robert Pearson Stephen Crosson Russell Cleveland Lee Pryor

8080 North Central Expressway, Suite 210
Dallas, Texas 75206

980 Enchanted Way
Simi Valley, CA 93065

8080 North Central Expressway, Suite 210
Dallas, Texas 75206

980 Enchanted Way
Simi Valley, CA 93065

ARTICLE VI

AMENDMENTS

In furtherance and not in limitation of the powers conferred upon the Board of Directors by law, the Board of Directors shall have the power to adopt, amend, and repeal, from time to time, Bylaws of the Corporation.

ARTICLE VII

DURATION OF EXISTENCE

The Corporation will have a perpetual existence.
              ARTICLE VIII

RIGHT TO AMEND

The Corporation reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE IX

LIABILITY OF DIRECTORS

The liability of the directors of the Corporation to the Corporation or its stockholders for monetary damages for acts or omissions occurring in their capacity as directors shall be limited to the fullest extent permitted by the laws of the State of Delaware and any other applicable law, as such laws now exist and to such greater extent as they may provide in the future.

Any repeal or modification of this Certificate shall operate prospectively only and shall not adversely affect the rights existing at the time of such repeal or modification of any of the aforementioned persons.
ARTICLE X

INDEMNIFICATION

The Corporation shall indemnify and advance expenses to each person who is or was a director or officer of the Corporation in every capacity in which such person serves for which the Corporation may or is required to indemnify or advance expenses to such person, for amounts incurred by such person in connection with any action, suit, or proceeding to which such person was, is or may be a party by reason of such person's position with the Corporation or service on behalf of the Corporation, when and to the fullest extent permitted or required by the laws of the State of Delaware and any other applicable law, as such laws now exist and to such greater extent as they may provide in the future.

Any repeal or modification of this Certificate shall operate prospectively only and shall not adversely affect the rights existing at the time of such repeal or modification of any of the aforementioned persons.

ARTICLE XI

INCORPORATOR

The name of the incorporator of the Corporation is David H. Oden, whose mailing address is 2505 N. Plano Road, Suite 4000, Richardson, Texas 75082.

IN WITNESS WHEREOF, the undersigned, being the sole incorporator of the Corporation, has executed this document as of February 26, 2010.

                                                                  /s/ David H. Oden
                                                              David H. Oden, Incorporator

Certificate of Incorporation

Appendix C

BYLAWS OF

CMSF CORP.

 (A Delaware Corporation)

March 25, 2010

TABLE OF CONTENTS

PAGE

ARTICLE I	1
1.1 REGISTERED OFFICE	1
1.2 OTHER OFFICES	1

ARTICLE II	1
2.1 PLACE OF MEETINGS	1
2.2 ANNUAL MEETING	1
2.3 SPECIAL MEETING	1
2.4 NOTICE OF STOCKHOLDERS' MEETINGS	1
2.5 MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE	1
2.6 QUORUM	1
2.7 ADJOURNED MEETING; NOTICE	1
2.8 CONDUCT OF BUSINESS	1
2.9 VOTING	1
2.10 WAIVER OF NOTICE	1
2.11 STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING	2
2.12 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS	2
2.13 PROXIES	2
2.14 LIST OF STOCKHOLDERS ENTITLED TO VOTE	2

ARTICLE III	2
3.1 POWERS	2
3.2 NUMBER OF DIRECTORS	2
3.3 ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS	2
3.4 RESIGNATION AND VACANCIES	2
3.5 PLACE OF MEETINGS; MEETINGS BY TELEPHONE	3
3.6 REGULAR MEETINGS	3
3.7 SPECIAL MEETINGS; NOTICE	3
3.8 QUORUM	3
3.9 WAIVER OF NOTICE	3
3.10 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING	3
3.11 FEES AND COMPENSATION OF DIRECTORS	3
3.12 APPROVAL OF LOANS TO OFFICERS	3
3.13 REMOVAL OF DIRECTORS	3

ARTICLE IV	3
4.1 COMMITTEES OF DIRECTORS	3
4.2 COMMITTEE MINUTES	3
4.3 MEETINGS AND ACTION OF COMMITTEES	4

ARTICLE V	4
5.1 OFFICERS	4
5.2 APPOINTMENT OF OFFICERS	4
5.3 SUBORDINATE OFFICERS	4
5.4 REMOVAL AND RESIGNATION OF OFFICERS	4
5.5 VACANCIES IN OFFICES	4
5.6 CHAIRMAN OF THE BOARD	4
5.7 CHIEF EXECUTIVE OFFICER	4
5.8 PRESIDENT	4
5.9 VICE PRESIDENTS	4
5.10 SECRETARY	4
5.11 CHIEF FINANCIAL OFFICER	4
5.12 ASSISTANT SECRETARY	5
5.13 ASSISTANT TREASURER	5
5.14 REPRESENTATION OF SHARES OF OTHER CORPORATIONS	5
5.15 AUTHORITY AND DUTIES OF OFFICERS	5

ARTICLE VI	5
6.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS	5
6.2 INDEMNIFICATION OF OTHERS	5
6.3 INSURANCE	5

ARTICLE VII	5
7.1 MAINTENANCE AND INSPECTION OF RECORDS	5
7.2 INSPECTION BY DIRECTORS	5

ARTICLE VIII	6
8.1 CHECKS	6
8.2 EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS	6
8.3 STOCK CERTIFICATES; PARTLY PAID SHARES	6
8.4 SPECIAL DESIGNATION ON CERTIFICATES	6
8.5 LOST CERTIFICATES	6
8.6 CONSTRUCTION; DEFINITIONS	6
8.7 DIVIDENDS	6
8.8 FISCAL YEAR	6
8.9 SEAL	6
8.10 TRANSFER OF STOCK	6
8.11 STOCK TRANSFER AGREEMENTS	6
8.12 REGISTERED STOCKHOLDERS	6

ARTICLE IX	6

BYLAWS OF

CMSF CORP.

ARTICLE I

CORPORATE OFFICES

1.1 REGISTERED OFFICE

The registered office of the corporation shall be fixed in the corporation’s certificate of incorporation.

1.2 OTHER OFFICES

The Board of Directors may at any time establish other offices at any place or places where the corporation is qualified to do business.

ARTICLE II

MEETINGS OF STOCKHOLDERS

2.1 PLACE OF MEETINGS

Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the Board of Directors.  In the absence of any such designation, stockholders’ meetings shall be held at the principal office of the corporation.

2.2 ANNUAL MEETING

The annual meeting of stockholders shall be held each year on a date and at a time designated by the Board of Directors.  However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding business day.  At the meeting, directors shall be elected and any other proper business may be transacted.

2.3 SPECIAL MEETING

A special meeting of the stockholders may be called at any time by the Board of Directors, the chairman of the board, the chief executive officer, the president (in the absence of a chief executive officer) or by one or more stockholders holding shares in the aggregate entitled to cast not less than ten percent of the votes at that meeting.

If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission or by electronic transmission (including by e-mail or over the World Wide Web in any electronic format), to the chairman of the board, the chief executive officer, the president (in the absence of a chief executive officer), or the secretary of the corporation.  No business may be transacted at such special meeting otherwise than specified in such notice.  The officer receiving the request shall cause notice to be promptly given to the stockholders entitled to vote, in accordance with the provisions of Sections 2.4 and 2.5 of this Article II, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than ten (10) nor more than sixty (60) days after the receipt of the request.  Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

2.4 NOTICE OF STOCKHOLDERS’ MEETINGS

All notices of meetings with stockholders shall be in writing and shall be sent or otherwise given in accordance with Section 2.5 of these Bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting.  The notice shall specify the place, date, and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

2.5 MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

Written notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.  An affidavit of the Secretary or an Assistant Secretary or of the transfer agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

2.6 QUORUM

The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation.  If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting or (ii) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented.  At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

2.7 ADJOURNED MEETING; NOTICE

When a meeting is adjourned to another time or place, unless these Bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.  At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting.  If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.8 CONDUCT OF BUSINESS

The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business.

2.9 VOTING

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.12 of these Bylaws, subject to the provisions of Sections 217 and 218 of the Delaware General Corporation Law (“DGCL”) (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements).

Except as may be otherwise provided in the certificate of incorporation or these Bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder and stockholders shall not be entitled to cumulate their votes in the election of directors or with respect to any matter submitted to a vote of the stockholders.

2.10 WAIVER OF NOTICE

Whenever notice is required to be given under any provision of the DGCL or of the certificate of incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice unless so required by the certificate of incorporation or these Bylaws.

2.11 STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Unless otherwise provided in the certificate of incorporation, any action required by this chapter to be taken at any annual or special meeting of stockholders of a corporation, or any action that may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.  If the action which is consented to is such as would have required the filing of a certificate under any section of the DGCL if such action had been voted on by stockholders at a meeting thereof, then the certificate filed under such section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written notice and written consent have been given as provided in Section 228 of the DGCL.

2.12 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS

In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.

If the Board of Directors does not so fix a record date:

   (a)  The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next processing

  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

2.13 PROXIES

Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by a written proxy, signed by the stockholder and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period.  A proxy shall be deemed signed if the stockholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder’s attorney-in-fact.  The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the DGCL.

2.14 LIST OF STOCKHOLDERS ENTITLED TO VOTE

The officer who has charge of the stock ledger of a corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held.  The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

ARTICLE III

DIRECTORS

3.1 POWERS

Subject to the provisions of the DGCL and any limitations in the certificate of incorporation or these Bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

3.2 NUMBER OF DIRECTORS

The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time pursuant to a resolution adopted by a majority of the total number of authorized directors.  Directors need not be stockholders.  No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3 ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

Except as provided in Section 3.4 of these Bylaws, directors shall be elected at each annual meeting of stockholders to hold office until his successor is elected and qualified or until his earlier resignation or removal.  Directors need not be stockholders unless so required by the certificate of incorporation or these Bylaws, wherein other qualifications for directors may be prescribed.  Each director, including a director elected to fill a vacancy, shall hold office until his successor is elected and qualified or until his earlier resignation or removal.

Elections of directors need not be by written ballot.

3.4 RESIGNATION AND VACANCIES

Any director may resign at any time upon written notice to the attention of the Secretary of the corporation.  When one or more directors so resigns and the resignation is effective at a future date, unless otherwise prohibited by contract, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

Unless otherwise provided in the certificate of incorporation or these Bylaws:

              (a) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

(b) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these Bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the DGCL.

If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole Board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten (10) percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the DGCL as far as applicable.

2

3.5 PLACE OF MEETINGS; MEETINGS BY TELEPHONE

The Board of Directors of the corporation may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the certificate of incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.6 REGULAR MEETINGS

Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

3.7 SPECIAL MEETINGS; NOTICE

Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the chairman of the board, the chief executive officer, the president, any vice president, the secretary or any two (2) directors.

Notice of the time and place of special meetings shall be delivered personally, by telephone, by facsimile or by electronic transmission (including by e-mail or over the World Wide Web in any electronic format) to each director or sent by first-class mail or by nationally recognized courier, addressed to each director at that director’s address as it is shown on the records of the corporation.  If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting.  If the notice is delivered personally, by telephone, by facsimile, by electronic transmission or by courier, it shall be delivered personally, by telephone, by facsimile, by electronic transmission or by courier at least twenty-four (24) hours before the time of the holding of the meeting.  Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director.  The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

3.8 QUORUM

At all meetings of the Board of Directors, a majority of the authorized number of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation.  If a quorum is not present at any meeting of the Board of Directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

3.9 WAIVER OF NOTICE

Whenever notice is required to be given under any provision of the DGCL or of the certificate of incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice unless so required by the certificate of incorporation or these Bylaws.

3.10 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Unless otherwise restricted by the certificate of incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

3.11 FEES AND COMPENSATION OF DIRECTORS

Unless otherwise restricted by the certificate of incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors.

3.12 APPROVAL OF LOANS TO OFFICERS

The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation.  The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation.  Nothing in this section contained shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

3.13 REMOVAL OF DIRECTORS

Unless otherwise restricted by statute, by the certificate of incorporation, by these Bylaws or by contract, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; provided, however, that, so long as stockholders of the corporation are entitled to cumulative voting, if less than the entire Board of Directors is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire Board of Directors.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

ARTICLE IV

COMMITTEES

4.1 COMMITTEES OF DIRECTORS

The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, with each committee to consist of one or more of the directors of the corporation.  The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.  Any such committee, to the extent provided in the resolution of the Board of Directors or in the Bylaws of the corporation, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors as provided in Section 151(a) of the DGCL, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), (ii) adopt an agreement of merger or consolidation under Sections 251 or 252 of the DGCL, (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation’s property and assets, (iv) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution, or (v) amend the Bylaws of the corporation; and, unless the Board resolution establishing the committee, the Bylaws or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the DGCL.

4.2 COMMITTEE MINUTES

Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

3

4.3 MEETINGS AND ACTION OF COMMITTEES

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these Bylaws, Section 3.5 (place of meetings and meetings by telephone), Section 3.6 (regular meetings), Section 3.7 (special meetings and notice), Section 3.8 (quorum), Section 3.9 (waiver of notice), and Section 3.10 (action without a meeting), with such changes in the context of those Bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the Board of Directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee.  The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

ARTICLE V

OFFICERS

5.1 OFFICERS

The officers of the corporation shall initially be a president and a secretary.  The corporation may also have, at the discretion of the Board of Directors, a chairman of the board, a vice chairman of the board, a chief executive officer, a treasurer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these Bylaws.  Any number of offices may be held by the same person.

5.2 APPOINTMENT OF OFFICERS

The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 or 5.5 of these Bylaws, shall be appointed by the Board of Directors, subject to the rights, if any, of an officer under any contract of employment.

5.3 SUBORDINATE OFFICERS

The Board of Directors may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president to appoint, such other officers and agents as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board of Directors may from time to time determine.

5.4 REMOVAL AND RESIGNATION OF OFFICERS

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board of Directors at any regular or special meeting of the Board of Directors or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

Any officer may resign at any time by giving written notice to the corporation.  Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

5.5 VACANCIES IN OFFICES

Any vacancy occurring in any office of the corporation shall be filled by the Board of Directors.

5.6 CHAIRMAN OF THE BOARD

The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the Board of Directors and exercise and perform such other powers and duties as may from time to time be assigned to him by the Board of Directors or as may be prescribed by these Bylaws.  If there is no chief executive officer or president, then the chairman of the board shall also be the chief executive officer of the corporation and shall have the powers and duties prescribed in Section 5.7 of these Bylaws.

5.7 CHIEF EXECUTIVE OFFICER

Subject to such supervisory powers, if any, as may be given by the Board of Directors to the chairman of the board, if there be such an officer, the chief executive officer shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and affairs of the corporation and shall report directly to the Board of Directors, with all other officers, officials, employees and agents reporting directly or indirectly to him.  The chief executive officer shall see that all orders and resolutions of the Board of Directors are carried into effect.  He shall preside at all meetings of the stockholders and, in the absence of a chairman of the board, at all meetings of the Board of Directors.  He shall have the general powers and duties of management usually vested in the office of chief executive officer of a corporation and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

5.8 PRESIDENT

In the absence or disability of the chief executive officer, the president shall perform all the duties of the chief executive officer and when so acting shall have all the powers of, and be subject to all the restrictions upon, the chief executive officer.  The president shall have such other powers and perform such other duties as from time to time may be prescribed for him by the Board of Directors, these Bylaws, the chief executive officer or the chairman of the board.

5.9 VICE PRESIDENTS

In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a vice president designated by the Board of Directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president.  The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors, these Bylaws, the chairman of the board, the chief executive officer or, in the absence of a chief executive officer, the president.

5.10 SECRETARY

The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders.  The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors’ meetings or committee meetings, the number of shares present or represented at stockholders’ meetings, and the proceedings thereof.

The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation’s transfer agent or registrar, as determined by resolution of the Board of Directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors required to be given by law or by these Bylaws.  He shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these Bylaws.

5.11 TREASURER/CHIEF FINANCIAL OFFICER

The treasurer (may also be referred to as the chief financial officer, as determined by the Board of Directors) shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

The treasurer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the Board of Directors. He or she shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the chief executive officer or, in the absence of a chief executive officer, the president and directors, whenever they request it, an account of all his or her transactions as treasurer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws.
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5.12 ASSISTANT SECRETARY

The assistant secretary, or, if there is more than one, the assistant secretaries in the order determined by the stockholders or Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or these Bylaws.

5.13 ASSISTANT TREASURER

The assistant treasurer, or, if there is more than one, the assistant treasurers, in the order determined by the stockholders or Board of Directors (or if there be no such determination, then in the order of their election), shall, in the absence of the treasurer or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or these Bylaws.

5.14 REPRESENTATION OF SHARES OF OTHER CORPORATIONS

The chairman of the board, the chief executive officer, the president, any vice president, the treasurer, the secretary or assistant secretary of this corporation, or any other person authorized by the Board of Directors or the chief executive officer, the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation.  The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.15 AUTHORITY AND DUTIES OF OFFICERS

In addition to the foregoing authority and duties, all officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the Board of Directors or the stockholders.

ARTICLE VI

INDEMNIFICATION

6.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS

The corporation shall, to the maximum extent and in the manner permitted by applicable law, as the same now exists or may hereafter be amended, indemnify any person against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the corporation.  For purposes of this Section 6.1, a “director” or “officer” of the corporation shall mean any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

The corporation shall be required to indemnify a director or officer in connection with an action, suit, or proceeding (or part thereof) initiated by such director or officer only if the initiation of such action, suit, or proceeding (or part thereof) by the director or officer was authorized by the Board of Directors of the corporation.

The corporation shall pay the expenses (including attorney’s fees) incurred by a director or officer of the corporation entitled to indemnification hereunder in defending any action, suit or proceeding referred to in this Section 6.1 in advance of its final disposition; provided, however, that payment of expenses incurred by a director or officer of the corporation in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should ultimately be determined that the director of officer is not entitled to be indemnified under this Section 6.1 or otherwise.

The rights conferred on any person by this Article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the corporation’s Certificate of Incorporation, these Bylaws, agreement, vote of the stockholders or disinterested directors or otherwise.

Any repeal or modification of the foregoing provisions of this Article shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

6.2 INDEMNIFICATION OF OTHERS

The corporation shall have the power, to the maximum extent and in the manner permitted by the DGCL as the same now exists or may hereafter be amended, to indemnify any person (other than directors and officers) against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding, in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was an employee or agent of the corporation.  For purposes of this Section 6.2, an “employee” or “agent” of the corporation (other than a director or officer) shall mean any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

6.3 INSURANCE

The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the DGCL.

                                                                                                                                                                              ARTICLE VII

              RECORDS AND REPORTS

7.1 MAINTENANCE AND INSPECTION OF RECORDS

The corporation shall, either at its principal executive office or at such place or places as designated by the Board of Directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws as amended to date, accounting books, and other records.

Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation’s stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom.  A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder.  In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent so to act on behalf of the stockholder.  The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held.  The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

7.2 INSPECTION BY DIRECTORS

Any director shall have the right to examine the corporation’s stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his position as a director.  The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought.  The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom.  The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.
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      ARTICLE VIII

GENERAL MATTERS

8.1 CHECKS

From time to time, the Board of Directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

8.2 EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

The Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances.  Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

8.3 STOCK CERTIFICATES; PARTLY PAID SHARES

The shares of the corporation shall be represented by certificates, provided that the Board of Directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation.  Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the corporation by the chairman or vice-chairman of the Board of Directors, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form.  Any or all of the signatures on the certificate may be a facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor.  Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated.  Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

8.4 SPECIAL DESIGNATION ON CERTIFICATES

If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

8.5 LOST CERTIFICATES

Except as provided in this Section 8.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time.  The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

8.6 CONSTRUCTION; DEFINITIONS

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these Bylaws.  Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

8.7 DIVIDENDS

The directors of the corporation, subject to any restrictions contained in (i) the DGCL or (ii) the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock.  Dividends may be paid in cash, in property, or in shares of the corporation’s capital stock.

The directors of the corporation may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

8.8 FISCAL YEAR

The fiscal year of the corporation shall be fixed by resolution of the Board of Directors and may be changed by the Board of Directors.

8.9 SEAL

The corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board of Directors, and may use the same by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

8.10 TRANSFER OF STOCK

Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

8.11 STOCK TRANSFER AGREEMENTS

The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

8.12 REGISTERED STOCKHOLDERS

The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE IX

AMENDMENTS

The Bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal Bylaws upon the directors.  The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal Bylaws.
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